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                                                                   EXHIBIT 24.1


                                POWER OF ATTORNEY


         Each of the undersigned directors and executive officers of BPI Industries Inc., a corporation organized under the laws of British Columbia, which proposes to file with the Securities and Exchange Commission a Post-Effective Amendment to each of its currently effective Registration Statements on Form S-1 and any amendments or supplements thereto under the Securities Act of 1933, as amended, with respect to the resale of shares of its common stock issued by it in connection with certain private placements undertaken in December 2004/January 2005 and September 2005, hereby constitutes and appoints George J. Zilich as his true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him and in his name, place and stead, to sign in any and all capacities and file (i) such post-effective amendment with all exhibits thereto and other documents in connection therewith, (ii) any and all amendments, post-effective amendments and supplements thereto and (iii) any and all applications or other documents pertaining to such securities or such registration, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.

Name                                Title                                                        Date
----                                -----                                                        ----


/s/ James G. Azlein                 President, Chief Executive Officer and Director              04/28/06
---------------------------
James G. Azlein


/s/ Costa Vrisakis                  Director                                                     04/28/06
---------------------------
Costa Vrisakis


/s/ William J. Centa                Director                                                     04/28/06
---------------------------
William J. Centa


/s/ Dennis Carlton                  Director                                                     04/28/06
---------------------------
Dennis Carlton


/s/ David E. Preng                  Director                                                     04/28/06
---------------------------
David E. Preng